(THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, INC.

QUARTERLY REPORT

DECEMBER 31, 2000

DEAR FELLOW SHAREHOLDERS:

Gains in Brandywine and Brandywine Blue of 7.1 and 6.8 percent last year put you in an elite group. Most investors lost money. Besides Brandywine, only three other funds in the Investor's Business Daily Mutual Fund Index increased. The other 19 lost an average of 18.5 percent, with the worst plummeting 51 percent.

The Nasdaq Composite's 39 percent drop was the worst in any major index since 1931. The S&P 500 had its worst year since 1977. The Dow Jones Industrial Average fell more than any year since 1981. The Nasdaq Telecom, Philadelphia Stock Exchange Semiconductor and Nasdaq Computer indexes dropped 62, 57 and 56 percent from their highs.

The comment from the No-Load Fund Analyst that we "are among the most obsessive growth stock pickers with respect to knowing [our] companies well" and Morningstar's quote that our approach caters to investors "who want aggressive growth exposure, just toned down a notch" took on more relevance in the December quarter when most of the carnage occurred. Brandywine retraced a meager 0.6 percent and Blue actually grew 3.6 percent, putting them in the top 6 and top 1 percent of their Morningstar peers.

                          DECEMBER QUARTER PERFORMANCE

                     Brandywine Blue                  3.6%
                     Brandywine Fund                 (0.6)%
                     S&P MidCap                      (4.1)%
                     Russell 2000                    (7.3)%
                     S&P 500                         (7.8)%
                     NASDAQ Industrials             (27.5)%

What explains your success?

Seldom do we make an exception to the criterion that a company possess three years of EARNINGS HISTORY and at least $3 million in after-tax income before it comes onto your researchers' radar screens. In your March 1999 report we decried "bloated Internet valuations" when other investors believed only growth in revenues and subscribers counted, and earnings were irrelevant.

Your belief in our key tenet that EARNINGS DO MATTER shielded you from the dot-com debacle. TheStreet.com Internet Index plummeted 74 percent last year. At least 210 Internet companies closed their doors, taking $1.5 billion in investment with them. Sixty percent of them occurred in the December quarter. There will be more "demises."

You also escaped the compression in PE RATIOS among "the favorites of the day." Highflying multiples of 80 to 90 times earnings, and even higher, dropped closer to realistic levels. From their former highs, Microsoft, Dell, America Online, AT&T and Lucent are down 64, 70, 63, 72 and 84 percent, as of year end. Your companies' price-to-earnings ratios over many years ranged from 14 to 19 times forward earnings, rarely exceeding 22 times.

                          BRANDYWINE           BRANDYWINE BLUE
  CUMULATIVE               % CHANGE                % CHANGE
  ----------               --------                --------
  Quarter                    -0.6                     3.6
  One Year                    7.1                     6.8
  Five Years                128.6                   132.1
  Ten Years                 556.4                    N/A
  Inception                1133.7*<F1>              533.2**<F2>

  ANNUALIZED
  ----------
  Five Years                 18.0                    18.3
  Ten Years                  20.7                    N/A
  Inception                  18.2*<F1>               20.3**<F2>

 *<F1>  12/30/85
**<F2>  1/10/91

Baseline statistics show your average stock selling at 19 times 2001 estimates, with forecasted earnings growth of 24 percent. The average S&P 500 component is expected to grow only 7 percent, yet sells at a higher 21 times expectations. Being sensitive to how much one pays for any given company's excellence also matters.

Your commitment to ACTIVE MANAGEMENT versus indexing has been richly rewarded. Investing in a pre-constructed basket of stocks, including the sick and outrageously over-valued ones, has never made sense to us. The following chart shows your results since March 1999 versus indexers, represented by the S&P 500, and investors in the highflying, mega-PE Wall Street darlings, represented by the Nasdaq Composite, through 2000.

                     BRANDYWINE ACTIVE MANAGEMENT CLOBBERED
                         INDEXERS AND HIGH-PE INVESTORS

                      Brandywine Fund               60.2%
                      Brandywine Blue Fund          54.3%
                      S&P 500                        4.8%
                      NASDAQ Composite               0.4%

Digging deeply into a company's FUNDAMENTAL PROSPECTS, its accounting and its management caused your research team to reduce technology holdings in the spring and summer from a high of 67 percent of assets well before most investors perceived the deterioration in outlooks about to occur. Redeploying into aerospace, airline and health-care companies, as well as beneficiaries of natural gas shortages and utility deregulation built your results.

Had Brandywine kept the portfolio with which it started the year, the Fund would have dropped 17.9 percent. Intense sensitivity to each company's progress improved Brandywine's year-2000 fate by 25 percentage points -- a difference of nearly $1 billion!

Your LONG-TERM PERSPECTIVE positioned you to benefit from recent progress. The Nasdaq Composite's 86 percent surge in 1999 surpassed your results. In the past year, however, it dropped 39 percent, resulting in 13 percent growth for the past two years combined. Brandywine grew 64 percent.

The same in-depth fundamental analysis kept us out of many companies in the March quarter of 1998. Companies such as J.C. Penney, Kmart, Gillette, Goodyear and Sears rose 18 to 45 percent that quarter.

You underperformed the S&P 500 by 11 percentage points in that period. But your long-term perspective now gives you 63.3 percent growth versus 41.4 percent for the S&P 500 over the past three years, including that quarter. The above-
                                       ---------
mentioned stocks that climbed in the March quarter fell 36 to 79 percent from the end of March 1998 through 2000. About half of the stocks in the S&P 500 at the end of March 1998 declined through 2000.

"What have you done for me lately?" is always a fair question we expect to be asked. We are keenly aware that it is what we do for you TOMORROW that counts and believe the strategy you have chosen becomes even more important in the more challenging environment of the immediate future.

The surprise 0.5 percent reduction in short-term interest rates January 3 will not immediately halt the economic slide just as near zero interest rates in Japan do not necessarily guarantee resurgence there. We will need to maintain vigilance on a company-by-company basis. Many stocks will go up in ANTICIPATION of the eventual return of growth even though no immediate sign of that growth appears in current or near-term company statistics.

We appreciate the many notes and Christmas cards carrying congratulations on year-2000 results. These are welcome offsets to the few shareholders annoyed with the large distribution this past fiscal year. As Bill D'Alonzo and I both have essentially all of our own stock market investments in the Funds with you, we too are bummed about paying taxes. But, as we discuss on page 2 of Looking Forward, we're fully aware that paying lower taxes means we made less money.

Sir John Templeton, whose John M. Templeton Foundation is one of your largest fellow shareholders, just edited a book called Worldwide Worship, which includes songs, prayers and poetry from many of the world's religions. Support a fellow shareholder and go buy it! Eighty-eight-year-old Sir John is remarkable not only for his icon status as one of the world's greatest investors, but also for his transition from "Success to Significance" talked about in the book Half Time by Bob Buford.

Sir John's foundation now dedicates $30 million a year to increasing man's understanding of God. It finances, for example, scientific studies at key universities like Harvard on the impact of forgiveness on the immune system, general health and even longevity.

Many of you have encouraged spreading the 100 percent ownership Lynn and I have of the Funds' manager, Friess Associates. We recently enlisted the assistance of Goldman Sachs. We've stressed to them that Friess Associates is not "for sale," but rather in search of a strategic investor who would: 1) allow us to shift a portion of the firm's equity to teammates; 2) add expertise that would benefit existing clients and shareholders; and 3) want me to maintain a significant equity stake and stay involved long into the future.

With three of my aunts reaching age 100 and my mother still playing a mean game of bingo at 91, I plan to be of help to you for a long time to come, Lord willing. We'll keep you posted. Thanks for the opportunity to invest the assets you have entrusted to our stewardship.

God Bless!

/s/Foster Friess

Foster Friess
President
January 4, 2001

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

                 1. The Boeing Co.                       +31.7%
                 2. Tellabs, Inc.                         +8.4%
                 3. Tyco International Ltd.               +3.2%
                 4. Southwest Airlines Co.               +50.7%
                 5. Duke Energy Corp.                     -2.1%
                 6. The Kroger Co.                       +24.6%
                 7. Safeway, Inc.                        +20.8%
                 8. Schering-Plough Corp.                 +0.8%
                 9. American Home Products Corp.          +1.2%
                10. Waste Management, Inc.               +12.9%

                                EARNINGS GROWTH

                         Your Companies             24%
                         S&P 500                     7%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2000.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     56.9%

                                    MID CAP
                            $2 billion to $9 billion
                                     25.5%

                                   SMALL CAP
                                below $2 billion
                                     11.4%

                                      CASH
                                      6.2%

TOP TEN INDUSTRY GROUPS

Utilities (10.3%)

Drilling and Oil/Gas Services (9.3%)

Supermarkets (8.0%)

Pharmaceuticals (7.8%)

Oil/Gas Exploration & Production (6.6%)

Medical Related (5.9%)

Communications Equipment (5.7%)

Software (5.7%)

Aerospace  (5.2%)

Machinery & Miscellaneous Manufacturing (4.7%)

All Others (24.6%)

Cash (6.2%)

                                                          BRANDYWINE FUND
                                                DECEMBER QUARTER "ROSES AND THORNS"

                                $ GAIN
 BIGGEST $ WINNERS          (IN MILLIONS)      % GAIN         REASON FOR MOVE
 ------------------         -------------      ------         ---------------

 Southwest
   Airlines Co.                 $77.0           37.6          As a scrappy low-cost competitor to major airlines, Southwest benefits from a lower operating cost structure and well executed fuel hedges. The company grew September-quarter earnings 46 percent, marking the third straight quarter it topped estimates.

 PeopleSoft, Inc.               $61.2           41.0          September-quarter earnings quadrupled to $0.08 a share from $0.02 a year earlier, beating estimates by 14 percent. September-quarter revenues from software licenses doubled from the same quarter a year ago as enthusiasm continues for PeopleSoft 8.0, the industry's first suite of enterprise resource planning software hosted exclusively on the Internet.

 Tellabs, Inc.                  $60.1           18.6          Strong sales of Tellabs' flagship Titan cross-connect products that manage broadband traffic fueled 38 percent September-quarter earnings growth. The company announced a multi-year contract with Sprint for its new Titan 6500 product in December.

 Safeway, Inc.                  $56.7           33.9          The supermarket chain operator grew September-quarter earnings 20 percent. The company acquired Genuardi's Family Markets, a privately owned supermarket chain based in Pennsylvania, to solidify its strong
                                                              East-Coast foothold.

 King
   Pharmaceuticals, Inc.        $43.0           50.4          The FDA approved the company's Altace ace inhibitor for additional uses, leading to a deal with American Home Products to co-market the drug for new applications. The manufacturer of branded and generic drugs grew September-quarter earnings 30 percent on revenue growth of
                                                              55 percent.

                                $ LOSS
 BIGGEST $ LOSERS           (IN MILLIONS)      % LOSS         REASON FOR MOVE
 ----------------           -------------      ------         ----------------

 Compaq
   Computer Corp.              $104.9          -40.4          Slowing demand for personal computers spread to the higher-end commercial computers and low-end network termination servers Compaq sells to small businesses. You sold as Compaq pre-announced lower-
                                                              than-expected sales for the December quarter.

 National
   Semiconductor
     Corp.                      $70.8          -38.3          The changing economic environment limited near-term earnings visibility for the manufacturer of semiconductors used in computers and communication devices. You sold in October on signs that revenue and earnings might not meet expectations in upcoming quarters because of weaker-than-expected mobile-phone sales.

 Integrated Device
   Technology
                                $56.0          -41.4          The communications chip maker fell after Cisco Systems, which uses a version of the company's Internet Protocol processors in its switches, reported rising inventories. You sold Integrated Device in
                                                              October.

 ADC
   Telecommunications,
     Inc.                       $41.0          -24.5          The maker of equipment that enables communication over broadband networks came under pressure as sales of high-bandwidth digital services slowed. October-quarter earnings per share still increased to $0.18 from $0.12 last year.

 Cirrus Logic, Inc.             $40.0          -46.9          The company grew October-quarter earnings 87 percent, earning $0.43 a share versus $0.23 a year ago. Your team sold Cirrus as fears surfaced that slowing personal computer sales would force the company to scale back inventory and earnings projections.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2000
                                  (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                              COST        VALUE (B)<F4>
  ------                                              ----        -------------

COMMON STOCKS - 93.8% (A)<F3>

               AEROSPACE - 5.2%
    426,600    BE Aerospace, Inc.                 $  5,988,162    $  6,825,600
  4,416,000    The Boeing Co.                      221,306,101     291,456,000
    180,000    Teledyne Technologies Inc.            3,595,800       4,252,500
                                                  ------------    ------------
                                                   230,890,063     302,534,100

                  THIS SECTOR IS 31.0% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 4.1%
  1,290,000    American Eagle Outfitters, Inc.      41,644,247      54,502,500
    120,500    Factory 2-U Stores Inc.               3,695,623       3,991,562
    140,000    Gadzooks, Inc.                        2,493,162       2,065,000
  1,800,000    Jones Apparel Group, Inc.            54,953,170      57,937,500
    184,800    Kenneth Cole Productions, Inc.        6,364,286       7,438,200
    250,000    The Men's Wearhouse, Inc.             6,435,204       6,812,500
  1,435,200    Pacific Sunwear of California, Inc.  25,669,344      36,777,000
    400,000    Polo Ralph Lauren Corp.               7,813,718       8,925,000
    250,000    Too Inc.                              3,780,131       3,125,000
  3,615,000    Venator Group, Inc.                  56,573,019      56,032,500
                                                  ------------    ------------
                                                   209,421,904     237,606,762

                  THIS SECTOR IS 13.5% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT - 5.7%
  2,828,700    ADC Telecommunications, Inc.         63,237,517      51,270,188
  4,893,200    Tellabs, Inc.                       255,153,343     276,465,800
                                                  ------------    ------------
                                                   318,390,860     327,735,988

                  THIS SECTOR IS 2.9% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 2.9%
     74,900    Amphenol Corp.                        3,454,108       2,935,144
  1,400,000    Ceridian Corp.                       37,743,133      27,912,500
  1,100,000    Electronic Data Systems Corp.        59,496,230      63,525,000
    405,800    Quantum Corp.-DLT &
                 Storage Systems                     5,374,423       5,402,213
    173,000    Tech Data Corp.                       4,541,158       4,679,096
  2,085,900    Thermo Electron Corp.                49,126,793      62,055,525
                                                  ------------    ------------
                                                   159,735,845     166,509,478

                  THIS SECTOR IS 4.2% ABOVE YOUR FUND'S COST.

               DRILLING AND OIL/GAS SERVICES - 9.3%
    900,000    Baker Hughes Inc.                    36,316,725      37,406,250
  2,100,000    Dynegy Inc.                          99,445,835     117,731,250
  2,350,000    ENSCO International Inc.             81,270,709      80,046,875
    688,000    Helmerich & Payne, Inc.              23,844,089      30,186,000
  1,000,000    Marine Drilling Companies, Inc.      25,622,321      26,750,000
  1,154,600    Pride International, Inc.            26,402,849      28,432,025
  2,400,000    Rowan Companies, Inc.                56,780,460      64,800,000
    271,600    Seitel, Inc.                          4,323,302       5,007,625
     14,500    TMBR/Sharp Drilling, Inc.               176,181         212,969
     50,000    Universal Compression
                 Holdings, Inc.                      1,540,500       1,884,375
    750,000    UTI Energy Corp.                     16,636,887      24,656,250
    400,000    Veritas DGC Inc.                     11,395,858      12,920,000
  2,300,000    Weatherford International, Inc.      89,316,250     108,675,000
                                                  ------------    ------------
                                                   473,071,966     538,708,619

                  THIS SECTOR IS 13.9% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 3.6%
    100,000    AmeriPath, Inc.                       1,735,550       2,500,000
    170,500    Career Education Corp.                6,427,434       6,670,812
    850,000    Charter One Financial, Inc.          21,925,425      24,543,750
    150,000    Copart, Inc.                          2,381,625       3,225,000
     43,574    Employee Solutions, Inc.                      0             131
    174,300    Fidelity National Financial, Inc.     4,264,633       6,438,206
    725,000    First Health Group Corp.             22,344,607      33,757,812
    459,800    Quanta Services, Inc.                16,365,750      14,799,813
     50,000    Resources Connection, Inc.              600,000         950,000
    816,800    Sabre Holdings Corp.                 31,315,527      35,224,500
    925,000    True North Communications Inc.       35,973,514      39,312,500
    465,000    XL Capital Ltd.                      35,026,337      40,629,375
                                                  ------------    ------------
                                                   178,360,402     208,051,899

                  THIS SECTOR IS 16.6% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 2.0%
    160,000    American Italian Pasta Co.            3,700,340       4,290,000
    260,000    Applebee's International, Inc.        8,027,092       8,173,750
    135,000    Buca, Inc.                            1,927,924       1,982,812
    400,000    CEC Entertainment Inc.               11,763,075      13,650,000
    141,100    Darden Restaurants, Inc.              2,476,891       3,227,663
    600,000    Jack in the Box Inc.                 16,786,060      17,662,500
     89,200    Panera Bread Co.                      1,444,356       2,034,875
     70,000    Performance Food Group Co.            2,394,625       3,588,592
     85,400     RARE Hospitality
                 International, Inc.                 1,537,005       1,905,488
    222,900    Ruby Tuesday, Inc.                    2,115,375       3,399,225
    172,500    Sonic Corp.                           3,584,552       4,021,406
  1,900,700    Wendy's International, Inc.          34,068,880      49,893,375
                                                  ------------    ------------
                                                    89,826,175     113,829,686

                  THIS SECTOR IS 26.7% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 4.7%
    345,100    Dycom Industries, Inc.               15,007,932      12,402,031
  4,700,000    Tyco International Ltd.             252,857,440     260,850,000
                                                  ------------    ------------
                                                   267,865,372     273,252,031

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

               MEDICAL RELATED - 5.9%
    280,000    Advance Paradigm, Inc.                9,961,812      12,740,000
    350,000    Apria Healthcare Group Inc.           9,488,891      10,412,500
    441,400    The Cooper Companies, Inc.           15,543,391      17,600,825
  5,360,000    HEALTHSOUTH Corp.                    84,107,668      87,435,000
    550,000    Lincare Holdings Inc.                27,337,900      31,384,375
  1,298,300    Omnicare, Inc.                       21,934,678      28,075,737
    950,000    Orthodontic Centers
                 of America, Inc.                   24,276,621      29,687,500
    600,000    Owens & Minor, Inc.                  10,216,969      10,650,000
    200,000    Regeneration Technologies, Inc.       2,681,565       2,850,000
     50,000    RehabCare Group, Inc.                 1,862,385       2,568,750
    250,000    Respironics, Inc.                     4,745,331       7,125,000
  1,500,000    St. Jude Medical, Inc.               64,060,939      92,156,250
    242,200    Zoll Medical Corp.                    9,981,572       8,492,138
                                                  ------------    ------------
                                                   286,199,722     341,178,075

                  THIS SECTOR IS 19.2% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 6.6%
    561,100    Alberta Energy Company Ltd.          20,824,642      27,073,075
  1,705,000    Anadarko Petroleum Corp.             77,369,754     121,191,400
    368,300    Cabot Oil & Gas Corp.                 7,912,520      11,486,356
    650,000    Canadian Natural Resources Ltd.      21,120,517      17,875,000
  1,800,000    Chesapeake Energy Corp.              13,884,510      18,225,000
    212,200    Comstock Resources, Inc.              1,631,287       3,129,950
    600,000    El Paso Energy Corp.                 43,719,500      42,975,000
    272,000    Equitable Resources, Inc.            13,743,808      18,156,000
  2,000,000    Gulf Canada Resources Ltd.            9,515,895      10,125,000
    250,900    Hydril Co.                            4,810,171       4,406,432
    200,000    Magnum Hunter Resources, Inc.         1,453,603       2,162,500
    395,000    Mitchell Energy &
                 Development Corp.                  18,455,647      24,193,750
    686,000    Nexen Inc.                           17,464,517      16,935,625
    384,200    Ocean Energy Inc.                     6,368,893       6,675,475
    250,000    Spinnaker Exploration Co.             7,353,000      10,625,000
    800,000    Talisman Energy Inc.                 25,178,506      29,650,000
    488,000    Triton Energy Ltd.                   14,024,126      14,640,000
    150,000    Unit Corp.                            2,315,186       2,840,625
                                                  ------------    ------------
                                                   307,146,082     382,366,188

                  THIS SECTOR IS 24.5% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 7.8%
  3,200,000    American Home Products Corp.        200,969,033     203,360,000
    566,271    King Pharmaceuticals, Inc.           19,521,262      29,269,132
  3,800,000    Schering-Plough Corp.               213,940,637     215,650,000
                                                  ------------    ------------
                                                   434,430,932     448,279,132

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

               POLLUTION CONTROL SERVICES - 3.2%
    200,000    Waste Connections, Inc.               4,301,587       6,612,500
  6,407,000    Waste Management, Inc.              157,519,472     177,794,250
                                                  ------------    ------------
                                                   161,821,059     184,406,750

                  THIS SECTOR IS 14.0% ABOVE YOUR FUND'S COST.

               RETAILING - 4.2%
  1,750,000    BJ's Wholesale Club, Inc.            53,072,125      67,156,250
  2,450,000    RadioShack Corp.                    117,945,330     104,890,625
     39,800    Stein Mart, Inc.                        594,484         462,675
  2,225,000    Tiffany & Co.                        75,432,918      70,365,625
                                                  ------------    ------------
                                                   247,044,857     242,875,175

                  THIS SECTOR IS 1.7% BELOW YOUR FUND'S COST.

               SOFTWARE - 5.7%
    460,700    AremisSoft Corp.                     15,174,960      19,666,131
    600,000    BindView Development Corp.            3,610,700       5,643,720
  3,170,000    Cadence Design Systems, Inc.         80,091,435      87,175,000
    407,900    FileNet Corp.                         8,621,339      11,115,275
  1,195,700    Mentor Graphics Corp.                29,014,068      32,807,019
  3,828,900    PeopleSoft, Inc.                     82,924,056     142,387,219
    448,800    Rainbow Technologies, Inc.            8,662,432       7,096,650
    445,000    Synopsys, Inc.                       15,785,777      21,109,687
                                                  ------------    ------------
                                                   243,884,767     327,000,701

                  THIS SECTOR IS 34.1% ABOVE YOUR FUND'S COST.

               SUPERMARKETS - 8.0%
  8,600,000    The Kroger Co.                      186,794,089     232,737,500
    500,000    Pathmark Stores, Inc.                 8,312,190       8,250,000
  3,582,700    Safeway Inc.                        185,403,154     223,918,750
                                                  ------------    ------------
                                                   380,509,433     464,906,250

                  THIS SECTOR IS 22.2% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 4.5%
    150,000    Frontier Airlines, Inc.               2,630,133       4,640,625
  7,525,000    Southwest Airlines Co.              167,429,163     252,313,250
                                                  ------------    ------------
                                                   170,059,296     256,953,875

                  THIS SECTOR IS 51.1% ABOVE YOUR FUND'S COST.

               UTILITIES - 10.3%
  3,196,100    American Electric Power
                 Company, Inc.                     143,626,231     148,618,650
     99,600    CONSOL Energy Inc.                    2,549,690       2,782,575
  2,950,000    Duke Energy Corp.                   256,922,645     251,487,500
  1,333,600    Exelon Corp.                         93,315,505      93,632,056
  1,050,000    PPL Corp.                            36,210,102      47,446,875
  1,850,000    Southern Energy, Inc.                50,412,178      52,378,125
                                                  ------------    ------------
                                                   583,036,351     596,345,781

                  THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

               MISCELLANEOUS - 0.1%
     50,000    Intrawest Corp.                         949,840         996,875
    150,000    Trammell Crow Company                 2,055,117       2,025,000
                                                  ------------    ------------
                                                     3,004,957       3,021,875

                  THIS SECTOR IS 0.6% ABOVE YOUR FUND'S COST.

                                                 -------------   -------------
               Total common stocks               4,744,700,043   5,415,562,365

SHORT-TERM INVESTMENTS - 9.4% (A)<F3>

               COMMERCIAL PAPER - 9.3%
$70,000,000    American General Finance ECN,
               due 01/03/01-01/05/01,
               discounts of 6.59% - 6.60%           69,962,460      69,962,460
 25,000,000    AT&T Corp.
               due 01/12/01, discount of 7.42%      24,943,320      24,943,320
 25,000,000    Citicorp,
               due 01/02/01, discount of 6.56%      24,995,445      24,995,445
 25,000,000    Consolidated Edison Co of NY,
               due 01/02/01, discount of 6.55%      24,995,451      24,995,451
 25,000,000    Ford Motor Credit Puerto Rico,
               due 01/05/01, discount of 6.56%      24,981,778      24,981,778
 50,000,000    FPL Group Capital Inc.,
               due 01/10/01-01/11/01,
               discounts of 6.83% - 6.87%           49,909,632      49,909,632
 50,000,000    General Electrict Credit Cap. PR,
               due 01/04/01-01/08/01,
               discounts of 6.55% - 6.61%           49,954,222      49,954,222
 45,000,000    General Motors Acceptance Corp.,
               due 01/02/01, discount of 6.56%      44,991,800      44,991,800
 50,000,000    Goldman Sachs Group LP,
               due 01/10/01-01/11/01,
               discounts of 6.55%                   49,913,576      49,913,576
 25,000,000    Household International,
               due 01/09/01, discount of 6.64%      24,963,111      24,963,111
 70,000,000    Morgan Stanley Dean Witter
                 & Co. Inc.,
               due 01/03/01-01/11/01,
               discounts of 6.60% - 6.70%           69,930,111      69,930,111
 55,000,000    Salomon Smith Barney
                 Holdings Inc.,
               due 01/02/01-01/03/01,
               discounts of 6.55% - 6.58%           54,985,419      54,985,419
 20,000,000    Southern Co.,
               due 02/15/01, discount of 6.62%      19,834,500      19,834,500
                                                  ------------    ------------
               Total commercial paper              534,360,825     534,360,825

               VARIABLE RATE DEMAND NOTE - 0.1%
  7,644,057    Firstar Bank U.S.A., N.A.             7,644,057       7,644,057
                                                  ------------    ------------
               Total short-term investments        542,004,882     542,004,882
                                                --------------   -------------
               Total investments                $5,286,704,925   5,957,567,247
                                                --------------
                                                --------------
               Liabilities, less cash and
               receivables (3.2%) (A)<F3>                         (186,841,679)
                                                                --------------
                 NET ASSETS                                     $5,770,725,568
                                                                --------------
                                                                --------------
               Net Asset Value Per Share
               ($0.01 par value 500,000,000
               shares authorized), offering
               and redemption price
               ($5,770,725,568 / 196,387,054
               shares outstanding)                                      $29.38
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

                 1. Safeway, Inc.                        +20.3%
                 2. The Kroger Co.                       +25.0%
                 3. The Boeing Co.                       +34.8%
                 4. Southwest Airlines Co.               +52.4%
                 5. Duke Energy Corp.                     -2.8%
                 6. Tyco International Ltd.               +3.8%
                 7. Tellabs, Inc.                        +10.4%
                 8. PeopleSoft, Inc.                     +67.5%
                 9. Waste Management, Inc.               +14.2%
                10. Cadence Design Systems, Inc.          +8.4%

                                EARNINGS GROWTH

                         Your Companies             24%
                         S&P 500                     7%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2001 VS 2000

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2000.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $9 billion and over
                                     69.8%

                                    MID CAP
                            $2 billion to $9 billion
                                     26.6%

                                      CASH
                                      3.6%

TOP TEN INDUSTRY GROUPS

Utilities (14.0%)

Supermarkets  (12.4%)

Drilling and Oil/Gas Services (8.7%)

Software (7.8%)

Pharmaceuticals (6.6%)

Retailing (6.1%)

Aerospace (5.5%)

Oil/Gas Exploration & Production (5.3%)

Transportation Related (5.2%)

Machinery & Miscellaneous Manufacturing (5.0%)

All Others (19.8%)

Cash (3.6%)

                                                        BRANDYWINE BLUE FUND
                                                DECEMBER QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN MILLIONS)      % GAIN       REASON FOR MOVE
 -----------------     -------------      ------       ----------------

 PeopleSoft, Inc.           $7.4           42.5        September-quarter earnings rose to $0.08 a share from $0.02 a year earlier, beating estimates by 14 percent. September-quarter revenues from software licenses doubled from the same quarter a year ago as enthusiasm continues for
                                                       PeopleSoft 8.0, the industry's first suite of enterprise resource planning software hosted exclusively on the Internet.

 Southwest
   Airlines Co.             $7.1           36.4        As a scrappy low-cost competitor to major airlines, Southwest benefits from a lower operating cost structure and well executed fuel hedges. The company grew September-quarter earnings 46 percent, marking the third straight quarter it topped estimates.

 Safeway, Inc.              $6.3           33.9        The supermarket chain operator grew September-quarter earnings 20 percent.
                                                       The company acquired Genuardi's Family Markets, a privately owned supermarket chain based in Pennsylvania, to solidify its strong East-Coast foothold.

 Tellabs, Inc.              $6.2           20.7        Strong sales of Tellabs' flagship Titan cross-connect products that manage broadband traffic fueled 38 percent September-quarter earnings growth. The company announced a multi-year contract with Sprint for its new Titan 6500 product in December.

 The Kroger Co.             $3.8           19.9        Kroger's success integrating its 1999 purchase of Fred Meyer stores continues to create purchasing power, distribution efficiency and administrative savings. October-quarter earnings grew to $0.28 per share from $0.24 a year ago. During the quarter, the retail food and drug store owner introduced 480 private-label products, which have higher margins than brand-name goods.

                           $ LOSS
 BIGGEST $ LOSERS      (IN MILLIONS)      % LOSS       REASON FOR MOVE
 ----------------      -------------      ------       ----------------

 Compaq
   Computer Corp.           $9.2          -40.3        Slowing demand for personal computers spread to the higher-end commercial computers and low-end network termination servers Compaq sells to small businesses. You sold as Compaq pre-announced lower-than-expected sales for the December quarter.

 National
   Semiconductor
     Corp.                  $6.9          -38.3        The changing economic environment limited near-term earnings visibility for the manufacturer of semiconductors used in computers and communication devices. You sold in October on signs that revenue and earnings might not meet expectations in upcoming quarters because of weaker-than-expected mobile-phone sales.

 ADC
   Telecommunications,
     Inc.                   $3.8          -24.7        The maker of equipment that enables communication over broadband networks came under pressure as sales of high-bandwidth digital services slowed.
                                                       October-quarter earnings per share still increased to $0.18 from $0.12 last year.

 SBC
   Communications, Inc.     $3.3          -19.4        SBC shares slid as consumer demand for digital subscriber lines slowed along with the economic outlook. The state-by-state approval process the company needs in order to offer long distance services in new states is taking longer than expected and delaying digital subscriber line (DSL) roll out. You sold
                                                       SBC in December.

 Amphenol Corp.             $2.7          -39.1        The maker of electronic and fiber-optic connectors expects to beat December-
                                                       quarter estimates despite order delays from AT&T's broadband unit. Even with strong growth prospects, you sold to fund better prospects as the stock traded down in unison with other technology stocks amid slowing economic conditions.

All gains/losses are calculated on an average cost basis

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2000
                                  (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                               COST       VALUE (B)<F6>
  ------                                               ----       -------------

COMMON STOCKS - 96.4% (A)<F5>

               AEROSPACE - 5.5%
    324,400    The Boeing Co.                      $ 15,885,354   $ 21,410,400

                  THIS SECTOR IS 34.8% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT - 4.8%
    130,100    ADC Telecommunications, Inc.           2,811,448      2,358,062
    285,200    Tellabs, Inc.                         14,595,063     16,113,800
                                                   ------------   ------------
                                                     17,406,511     18,471,862

                  THIS SECTOR IS 6.1% ABOVE YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 4.4%
    200,000    Ceridian Corp.                         5,379,101      3,987,500
    100,000    Electronic Data Systems Corp.          5,405,802      5,775,000
    244,000    Thermo Electron Corp.                  5,705,521      7,259,000
                                                   ------------   ------------
                                                     16,490,424     17,021,500

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

               DRILLING AND OIL/GAS SERVICES - 8.7%
     48,100    Baker Hughes Inc.                      1,902,910      1,999,156
    200,000    Dynegy Inc.                            9,576,224     11,212,500
    250,000    ENSCO International Inc.               8,600,553      8,515,625
    250,000    Weatherford International, Inc.        9,690,204     11,812,500
                                                   ------------   ------------
                                                     29,769,891     33,539,781

                  THIS SECTOR IS 12.7% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 2.4%
     58,500    Charter One Financial, Inc.            1,505,063      1,689,188
     60,000    Sabre Holdings Corp.                   2,229,584      2,587,500
     55,000    XL Capital Ltd.                        4,123,719      4,805,625
                                                   ------------   ------------
                                                      7,858,366      9,082,313

                  THIS SECTOR IS 15.6% ABOVE YOUR FUND'S COST.

               FOOD/RESTAURANTS - 1.4%
      9,600    Darden Restaurants, Inc.                 168,783        219,600
    203,500    Wendy's International, Inc.            3,745,672      5,341,875
                                                   ------------   ------------
                                                      3,914,455      5,561,475

                  THIS SECTOR IS 42.1% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 5.0%
    350,000    Tyco International Ltd.               18,705,192     19,425,000

                  THIS SECTOR IS 3.8% ABOVE YOUR FUND'S COST.

               MEDICAL RELATED - 2.7%
    228,300    HEALTHSOUTH Corp.                      3,487,398      3,724,144
    110,000    St. Jude Medical, Inc.                 4,746,506      6,758,125
                                                   ------------   ------------
                                                      8,233,904     10,482,269

                  THIS SECTOR IS 27.3% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 5.3%
    112,000    Alberta Energy Company Ltd.            4,157,074      5,404,000
    174,900    Anadarko Petroleum Corp.               8,199,088     12,431,892
     40,000    El Paso Energy Corp.                   2,906,443      2,865,000
                                                   ------------   ------------
                                                     15,262,605     20,700,892

                  THIS SECTOR IS 35.6% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 6.6%
    180,600    American Home Products Corp.          11,317,234     11,477,130
    251,100    Schering-Plough Corp.                 14,121,900     14,249,925
                                                   ------------   ------------
                                                     25,439,134     25,727,055

                  THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

               POLLUTION CONTROL SERVICES - 4.1%
    575,000    Waste Management, Inc.                13,974,158     15,956,250

                  THIS SECTOR IS 14.2% ABOVE YOUR FUND'S COST.

               RETAILING - 6.1%
    170,000    BJ's Wholesale Club, Inc.              5,156,388      6,523,750
    300,000    RadioShack Corp.                      14,278,780     12,843,750
    142,500    Tiffany & Co.                          4,875,175      4,506,563
                                                   ------------   ------------
                                                     24,310,343     23,874,063

                  THIS SECTOR IS 1.8% BELOW YOUR FUND'S COST.

               SOFTWARE - 7.8%
    525,000    Cadence Design Systems, Inc.          13,315,270     14,437,500
    429,100    PeopleSoft, Inc.                       9,313,118     15,957,156
                                                   ------------   ------------
                                                     22,628,388     30,394,656

                  THIS SECTOR IS 34.3% ABOVE YOUR FUND'S COST.

               SUPERMARKETS - 12.4%
    850,000    The Kroger Co.                        18,402,451     23,003,125
    400,000    Safeway Inc.                          20,779,166     25,000,000
                                                   ------------   ------------
                                                     39,181,617     48,003,125

                  THIS SECTOR IS 22.5% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 5.2%
    600,600    Southwest Airlines Co.                13,213,569     20,138,118

                  THIS SECTOR IS 52.4% ABOVE YOUR FUND'S COST.

               UTILITIES - 14.0%
    275,000    American Electric Power
                 Company, Inc.                       12,339,725     12,787,500
    235,000    Duke Energy Corp.                     20,615,256     20,033,750
    100,000    Exelon Corp.                           6,984,395      7,021,000
    160,000    PPL Corp.                              5,382,148      7,230,000
    250,000    Southern Energy, Inc.                  6,805,065      7,078,125
                                                   ------------   ------------
                                                     52,126,589     54,150,375

                  THIS SECTOR IS 3.9% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
               Total common stocks                  324,400,500    373,939,134

SHORT-TERM INVESTMENTS - 5.5% (A)<F5>

               COMMERCIAL PAPER - 3.9%
$10,000,000    Morgan Stanley Dean Witter
               & Co. Inc., due 01/03/01-01/05/01,
                discounts of 6.65%-6.70%              9,994,445      9,994,445
  5,000,000    FPL Group Capital Inc.,
               due 01/12/01, discount of 6.87%        4,989,504      4,989,504
                                                   ------------   ------------
               Total commercial paper                14,983,949     14,983,949

               VARIABLE RATE DEMAND NOTES - 1.6%
  2,616,222    American Family Financial Services     2,616,222      2,616,222
  3,500,000    Firstar Bank U.S.A., N.A.              3,500,000      3,500,000
                                                   ------------   ------------
               Total variable rate demand notes       6,116,222      6,116,222
                                                   ------------   ------------
               Total short-term investments          21,100,171     21,100,171
                                                   ------------   ------------
               Total investments                   $345,500,671    395,039,305
                                                   ------------
                                                   ------------
               Liabilities, less cash and
               receivables (1.9%) (A)<F5>                           (7,238,472)
                                                                  ------------
                 NET ASSETS                                       $387,800,833
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($387,800,833 / 14,065,946
               shares outstanding)                                      $27.57
                                                                        ------
                                                                        ------

(a)<F5>   Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at amortized cost which approximates quoted market value.

BE ON THE LOOKOUT . . .

On January 2 and 3, Firstar mailed your year-end statements, recapping all account activity for 2000, and your 1099 forms, including information for October's distribution. You should be receiving them shortly. Please hold on to them for tax preparation purposes.

KUDOS FOR YOUR FUND . . .

BLOOMBERG - "Brandywine's stock pickers bettered the index crowd during its past two fiscal years. The fund returned 95 percent during the two years ended September 30, while the Standard & Poor's 500 Index returned less than 45 percent." October 2000
          ------------

SUCCESS - "In 2000, with all the major indexes flat or negative, Brandywine was by late summer posting a gain of more than 5 percent for the year." November
                                                                    --------
2000
----

MONEY - " . . . it's worth looking at a fund that specializes in buying growth stocks on the cheap. Brandywine has averaged 21.3 percent over the past decade without taking the kind of outsize risks that have powered a lot of its rivals." December 2000
-------------

BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

Marvin N. Schoenhals
Chairman
WSFS Financial Corp.
Wilmington, Delaware

                      P.O. Box 4166, Greenville, DE 19807
 (800) 656-3017            www.brandywinefunds.com            bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC
Custodian: FIRSTAR BANK, NA
Transfer Agent: FIRSTAR MUTUAL FUND SERVICES LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; John Ragard, Vice President; and Paul Robinson, Vice President

Report editor: Rebecca Buswell
Report Staff: Chris Aregood, Chris Long, Dave Marky, Adam Rieger

This material is appropriate for use by prospective investors only when accompanied by a current Brandywine Funds prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The value
                  --------------------------------------------------
of securities will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

Morningstar includes Brandywine and Brandywine Blue in its mid-cap growth peer group, which consists of 326 funds. Funds are ranked by total return percentile where 1 is the highest and 100 is the lowest. For the three months ended 12/31/00, Brandywine and Brandywine Blue ranked in the 6th and 1st percentiles. Total returns assume the reinvestment of all dividends and capital gains distributions. References to specific stocks are not recommendations to buy or sell any security. Statistical sources utilized include Baseline, Bloomberg, Investor's Business Daily (IBD) and Morningstar.